AMENDMENT NO. 1                        EXHIBIT 10(j)(1)
                             TO
                     ALLTEL CORPORATION
            LONG-TERM INCENTIVE COMPENSATION PLAN
       (As Amended and Restated as of January 1, 1993)



     This Amendment No. 1 to ALLTEL Corporation Long-Term Performance Incentive Compensation Plan, as amended and restated as of January 1, 1993 (the "Plan") is effective as of January 1, 1994.

     Article VIII of the Plan titled "INCENTIVE AWARD CLASSIFICATION," is hereby amended to provide as follows:

          "At the beginning of each Plan Period (or, if an Eligible Employee becomes a Participant during a Plan Period, on or before the date that Eligible Employee becomes a Participant), the Committee shall assign each Participant who is an Officer, and the Committee or the CEO shall assign each other Participant, to an Incentive Award Classification which shall determine the percentage of Average Base Compensation payable under the Plan for achievement of the exact Incentive Performance Objectives established for the Participant for the Plan Period."



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